EXHIBIT 10.30 - SCHEDULE

                          SCHEDULE OF PROMISSORY NOTES
                   MADE BY COLORADO TECHNICAL UNIVERSITY, INC.
                      IN FAVOR OF BANK ONE, COLORADO, N.A.


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Date       Principal Amount        Interest Rate           Payment Terms


08/05/96   $435,000                9.00%                   (i) Six monthly interest payments; (ii)
                                                           34 monthly principal and interest
                                                           payments of $9,053.94; and (iii) a final
                                                           payment of $214,469.81 in January
                                                           2000
08/05/96   $600,000                8.875%                  (i) Six monthly interest payments; (ii)
                                                           34 monthly principal and interest
                                                           payments of $19,072; and (iii) a final
                                                           payment of $38,001 in January 2000
08/05/96   $1,300,000 (Revolver)   Variable at Lender's    Due in full on May 30, 1998
                                   prime, initially 8.25%
12/26/96   $2,000,000              Variable at Lender's    Due in full on May 30, 1998
           (Increasing the         prime, initially 8.25%
           $1,300,000 Revolver)
02/20/97   $200,000                8.875%                  60 payments of $4,145 through
                                                           February 15, 2002


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